Exhibit 99.1

Execution Copy

AMENDMENT TO STOCK PURCHASE AGREEMENT

This Amendment to that certain Stock Purchase Agreement, dated as of May 9, 2006 (the “Agreement”), by and between TCV IV, L.P. and TCV IV Strategic Partners, L.P., each a Delaware limited partnership, (the “Purchasers”) and Alta Partners Ltd. and Alta Partners Discount Convertible Arbitrage Ltd., each a company organized under the laws of the British Virgin Islands, (the “Alta BVI Parties”) is dated and entered into as of May 10, 2006, by and among the Purchasers, the Alta BVI Parties, Alta Partners Holdings, LDC, a Cayman Islands limited duration company and Alta Partners Discount Convertible Arbitrage Holdings, Ltd., a British Virgin Islands international business company (together with Alta Partners Holdings, LDC, the “Actual Selling Stockholders”).

WHEREAS, the Agreement states that the Alta BVI Parties are Bermuda companies, but the Alta BVI Parties are actually companies organized under the laws of the British Virgin Islands;

WHEREAS, pursuant to the Agreement, the Purchasers have agreed, subject to certain conditions, to purchase 1,927,500 shares of Common Stock, $0.0001 par value per share (the “Shares”) of Redback Networks Inc., a Delaware corporation;

WHEREAS, the Alta BVI Parties represent in the Agreement that the Alta BVI Parties own the Shares;

WHEREAS, the Shares are actually owned by the Actual Selling Stockholders; and

WHEREAS, the Purchasers, the Alta BVI Parties and the Actual Selling Stockholders desire to have the Actual Selling Stockholders take the place of the Alta BVI Parties in the Agreement.

NOW, THEREFORE, in accordance with Section 8.6 of the Agreement and in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The Actual Selling Stockholders shall take the place of the Alta BVI Parties in the Agreement as if the Actual Selling Stockholders were originally party to the Agreement and the Alta BVI Parties were never party to the Agreement. The Alta BVI Parties shall be relieved of all obligations under the Agreement.

2. The preamble to the Agreement is deleted in its entirety and replaced with the following:

PURCHASE AGREEMENT, dated as of May 9, 2006 (the “Agreement”), by and between TCV IV, L.P. and TCV IV Strategic Partners, L.P., each a Delaware limited partnership, (the “Purchasers”) and Alta Partners Holdings, LDC, a Cayman Islands limited duration company and Alta Partners Discount Convertible Arbitrage Holdings, Ltd., a British Virgin Islands international business company, (the “Selling Stockholders”).

3. Each reference in the Agreement, including in the Schedule 1.1 to the Agreement, to “Alta Partners Ltd.” shall be a reference to “Alta Partners Holdings, LDC.”

4. Each reference in the Agreement, including in the Schedule 1.1 to the Agreement, to “Alta Partners Discount Convertible Arbitrage Ltd.” shall be a reference to “Alta Partners Discount Convertible Arbitrage Holdings, Ltd.”

5. Binding. The provisions of this Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6. Effectiveness; Effective Date. Except to the extent specifically set forth herein, all other terms and provisions of the Agreement shall remain in full force and effect without change. This Amendment shall be effective as of the date first set forth above.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law provisions thereof.

8. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

[The Rest of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Stock Purchase Agreement as of the day and year first above written.

ALTA PARTNERS LTD.

By:	Hamilton Fiduciary Services Limited
Its:	Liquidator

By:	/s/ Carolynn D. Hiron
Name:	Carolynn D. Hiron
Title:	Authorised Signatory

ALTA PARTNERS DISCOUNT CONVERTIBLE ARBITRAGE LTD.

By:	Hamilton Fiduciary Services Limited
Its:	Liquidator

By:	/s/ Carolynn D. Hiron
Name:	Carolynn D. Hiron
Title:	Authorised Signatory

ALTA PARTNERS HOLDINGS, LDC

By:	Quattro Global Capital, LLC,
Its:	Investment Manager

By:	/s/ Andrew Kaplan
Name:	Andrew Kaplan
Title:	Principal

ALTA PARTNERS DISCOUNT CONVERTIBLE ARBITRAGE HOLDINGS, LTD.

By:	Quattro Global Capital, LLC,
Its:	Investment Manager

By:	/s/ Andrew Kaplan
Name:	Andrew Kaplan
Title:	Principal

SIGNATURE PAGE TO AMENDMENT TO STOCK PURCHASE AGREEMENT

TCV IV, L.P.
a Delaware Limited Partnership
By:	Technology Crossover Management IV, L.L.C.,
Its:	General Partner

By:	/s/ Robert C. Bensky
Name:	Robert C. Bensky
Title:	Attorney in Fact

TCV IV Strategic Partners, L.P.
a Delaware Limited Partnership

By:	Technology Crossover Management IV, L.L.C.,
Its:	General Partner

By:	/s/ Robert C. Bensky
Name:	Robert C. Bensky
Title:	Attorney in Fact

SIGNATURE PAGE TO AMENDMENT TO STOCK PURCHASE AGREEMENT